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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2002

Ticketmaster
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25041 (Commission File Number)	95-4546874 (IRS Employer Identification No.)
3701 Wilshire Blvd., Los Angeles, California (Address of principal executive offices)	90010 (Zip Code)

Registrant's telephone number, including area code: (213) 381-2000

Item 5. Other Events and Regulation FD Disclosure.

        On October 10, 2002, Ticketmaster and USA Interactive issued a press release announcing that they have entered into an agreement by which Ticketmaster would be merged with USA Interactive. The press release, which is attached as Exhibit 99.1 hereto, is not filed but is furnished pursuant to Regulation FD. The Agreement and Plan of Merger, by and among USA Interactive, T Merger Corp. and Ticketmaster, as of October 9, 2002, which is attached as Exhibit 2.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among USA Interactive, T Merger Corp. and Ticketmaster, as of October 9, 2002
99.1	Press Release dated October 10, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2002	TICKETMASTER

	By:	/s/ JOHN PLEASANTS John Pleasants Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among USA Interactive, T Merger Corp. and Ticketmaster, as of October 9, 2002
99.1	Press Release dated October 10, 2002

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS